Exhibit 10.5

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT
June 14, 2013

Reference is hereby made to the Registration Rights Agreement, dated as of January 28, 2013 (the “Registration Rights Agreement”), by and among GENCORP INC., AEROJET-GENERAL CORPORATION, MORGAN STANLEY & CO. LLC, CITIGROUP GLOBAL MARKETS INC., WELLS FARGO SECURITIES, LLC and SUNTRUST ROBINSON HUMPHREY, INC.  Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the meanings given them in the Registration Rights Agreement.

1.           Joinder of the New Guarantors.  Each signatory hereto (each, a “New Guarantor”), hereby agrees to become bound by the terms, conditions and other provisions of the Registration Rights Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as a “Guarantor” therein and as if each such New Guarantor executed the Registration Rights Agreement on the date thereof.

2.           Governing Law. This Joinder Agreement, and any claim, controversy or dispute arising under or related to this Joinder Agreement, shall be governed by and construed in accordance with the laws of the State of New York.

3.           Counterparts.  This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Joinder Agreement by facsimile, email or other electronic transmission (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

4.           Amendments.  No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

5.           Headings.  The headings in this Joinder Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

PRATT & WHITNEY ROCKETDYNE, INC., as New Guarantor

By:	/s/ Kathleen E. Redd
	Name:	Kathleen E. Redd
	Title:	Vice President and Treasurer

ARDE, INC., as New Guarantor

By:	/s/ Kathleen E. Redd
	Name:	Kathleen E. Redd
	Title:	Vice President and Treasurer

ARDE-BARINCO, INC., as New Guarantor

By:	/s/ Kathleen E. Redd
	Name:	Kathleen E. Redd
	Title:	Vice President and Treasurer

[Signature Page to Registration Rights Agreement Joinder]